                                                 COMMERCIAL LEASE:

THIS LEASE AGREEMENT, [the "Lease"] made and entered into this ___ day of November, 1996, by and between 340 NORTH, Inc., [hereinafter referred to as "Landlord"], and Boat Tree, Inc., [hereinafter collectively referred to as "Tenant"]

                                                   WITNES SETH:

Landlord does hereby lease to Tenant, and Tenant hereby takes from the Landlord, the property commonly described as part of the structure and land space located at 340 North Harbor City Boulevard, Melbourne, Florida, as hereinafter described, [collectively the "Premises"], subject to the following terms and conditions:

     1. DEMISED PREMISES: The portion of the property hereby leased unto the Tenant shall be known collectively as the "Premises" and is described as follows:

         1.1 The Tenant shall have the exclusive use, possession and occupancy of the part of the property located at 340 North Harbor City Boulevard, Melbourne, consisting of portions of the land and building as shown on the map and drawing attached hereto and made a part hereof as Exhibits "A.l, "A.2.l","A.2.2" and "A.3", which generally consists of all of Lots 24, 26, 27, 28, the easterly portions of Lot 9, 10, and 11, Annie Laurie Gardens, the Space "A" and Space "B" consisting collectively of the entire downstairs of the building and the northly apartment of the upstairs of the building, together with any personal property, appliances, fixtures, or equipment located therein.

         1.2 The Tenant shall have the non-exclusive use, jointly with all other tenants of the property, to the entrance into the property from U. S. Highway 1, and the parking lot area extending from the front of the building to U.S. Highway 1 over Lot #25 and shall have access in common from Circle Avenue over Lot 12 in the rear.

         1.3 At the option of the Tenant, the Tenant shall have the right, at or before the expiration of the end of the first six (6) months, to vacate the Space designated as building Space "B" shown of Sheet "A.2.2" and the use of Lot 24 shown on Sheet "A.l", collectively known as Space "B". If tenant exercises this option, this Lease shall continue with the remainder of the demised areas. Tenant shall give the Landlord written notice at lest forty-five (45) days prior to the expiration of said six month option period of Tenant's election to vacate Space "B". If Tenant fails to give Landlord such written notice, Tenant shall be deemed to have elected to continue in possession of. Space "B" for the entire remainder of the this Lease, and all extensions exercised by Tenant.

         2.       TERM:

     2.1 The initial term of this Lease shall be for a period of THREE (3) years, ---------------

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commencing  on  January 1, 1997,  the  commencement  date,  and  terminating  on
December 31, 1999, unless terminated or extended as provided for herein.
         2.2 The Landlord hereby grants to the Tenant the option and right to renew and extend this Lease for an additional lease period or periods not exceeding THREE (3) years additionally. If the Tenant elects to exercise this option to renew and extend the term of this Lease, the Tenant shall deliver to the Landlord a written notice of election to extend the Lease each time the Tenant elects to renew this Lease, which such notice(s) shall be delivered on or before sixty (60) days prior to the expiration of the then existing term of this Lease. The optional period shall be for an additional period of three (3) years. The renewed lease shall be on the same terms, conditions and rental as the "base" lease, except that the rental for the option period shall be increased at the rate of not more than 5% (five percent) using the final "base rental" for computation of the new rental for each successive term. Provided however, that notwithstanding any provision contained herein, the maximum term of this Lease, together with all option periods, shall not exceed an aggregate of six (6) years.

         3.       POSSESSION:

         3.1 Landlord shall deliver the possession of the Premises to the Tenant on or before the commencement date set forth herein. If the Landlord is unable for any reason to deliver possession of the Premises to the Tenant on the commencement date, Tenant's obligation to pay rent shall be abated until possession is delivered to Tenant, and said abatement in rent shall be the full extent of Landlord's liability to Tenant for any loss or damage on account of said delay in delivery of possession of the Premises. provided however, if the Landlord is unable to deliver possession of the Premises for a period more than ninety (90) days after the commencement date, either the Tenant or the Landlord shall have the option to cancel this Lease, in which event all deposits shall be refunded and all parties shall be released from all and any further obligation or liability to the other.

         3.2 Tenant, upon the entry and taking of actual possession of the Premises, hereby takes the Premises in the condition as they are on such date, and Tenant waives and releases the Landlord for all defects in the Premises not expressly noticed to the Landlord by Tenant prior to such possession, except for and excluding from this clause the special improvements and alterations to be performed by Landlord as shown in the addendum to this Lease. Tenant expressly accepts the Premises, furniture, fixtures, appliances, equipment, and appurtenances to the Premises as they are and agrees that all are in serviceable and good repair. Tenant acknowledges that the Landlord has the following appliances on the Premises which may be used by the Tenant, but which the Tenant agrees to maintain in good repair: exterior perimeter fencing, outdoor lighting, 30 foot by 40 foot exterior canopy or shed [to be constructed by Landlord] paving or surfaced parking areas. heating & air conditioning system hot water heater.

         3.3 Upon delivery of possession to the Tenant, the Tenant shall have the rights of exclusive possession and quiet enjoyment of the Premises as to all parties other than the Landlord and any mortgage holder on the Premises, and Tenant's rights shall be subject and subordinate to

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the rights of the same in the Premises.  Provided  however,  the Landlord  shall
:retain the right at such times as necessary to enter upon the Premises to perform necessary or desired repairs or additions, and to inspect the Premises ~for compliance with the covenants of this Lease by Tenant.

         4.       RENT:

         4.l.A For and in consideration of this Lease and the use and occupancy of the Premises for the initial term of this Lease, the Tenants shall pay to the Landlord as the total rent the sum of ONE-HUNDRED-SEVENTY-FIVE-THOUSAND and no/100 ($175,800.00) DOLLARS, due and payable without further notice or demand in equal monthly installments of FOUR- THOUSAND-FOUR-HUNDRED and no 100 ($4,400.00) DOLLARS each for the first six months, FOUR-THOUSAND-NINE-HUNDRED and no/100 (84.900.00) DOLLARS each for the next eighteen (18) months, and FIVE-THOUSAND-ONE-HUNDRED and no 100 ($5,100.00) DOLLARS each for the next twelve (12) months, with the first installment due upon January 1, 1997, and continuing on the first day of each month thereafter, until all sums due herein under are paid in full and until termination of this Lease.

         4.1.B Provided however, if the Tenant elects pursuant to Article 1.3 above, to vacate that portion of the Property known as Space "B", the above rental shall be reduced and be on the following schedule: the rent for the first six (6) months shall be FOUR-THOUSAND-FOUR- HUNDRED and no/100 ($4,400.00)
Dollars per month, from and after the Tenant vacates Space "B", the rent for months seven (7) through and including month twenty-four (24) shall be THREE-THOUSAND-SIX-HUNDRED and no/100 ($3,600.00) Dollars per month, and for months twenty-five (25) through and including month thirty-six (36) shall be THREE- THOUSAND-EIGHT HUNDRED and no/100 ($3.800.00) Dollars per month. The aggregate total rental shall likewise be reduced in accordance with this schedule monthly rental amounts.

         4.2      Deleted per agreement.

         4.3 In addition to any other remedies provided to Landlord in this Lease, Tenant shall be required to pay Landlord a late charge of five percent (5%) of any installment not paid on the date such installment comes due, plus interest at the highest rate allowed by law on any rental which remains unpaid for ten (10) days or more after its due date.

         4.4 In addition to any other sums required to be paid by Tenant to Landlord, and as additional rent, the Tenant shall pay as and when due all sales and use taxes levied or attributable to the rental sums due hereunder.

         5. PRE-PAID RENTAL:

     5.1 Upon execution of this Lease as required herein, Tenant shall deliver to Landlord, an amount of FOUR-THOUSAND-FOUR-HUNDRED and no/100 ($4,400.00) Dollars which shall constitute and be held by Landlord as pre-paid rent for the first month's lease installment. On
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or before  January  1, 1997,  the  Tenant  shall  deliver  to the  Landlord  the additional sum of pre-paid rental of THREE-THOUSAND-EIGHT-HUNDRED and no/100 ($3,800.00) Dollars as the rental due for month thirty-six (36), and the sum of THREE-THOUSAND-SIX-HUNDRED and no/100 ($3,600.00) Dollars as security deposit. If Tenant elects to remain in possession of Space "B" in accordance with Article
1.3 above, Tenant shall deliver to Landlord an additional pre-paid rental deposit of ONE-THOUSAND-THREE-HUNDRED and no/100 ($1,300.00) Dollars on or before July 1, 1997, as the balance due of the rental due in month thirty-six
(36) . Tenant shall be permitted to apply the aggregate per-paid rental to the monthly rental due in month 36. Tenant shall be permitted to apply the security deposit in partial payment 13th. month's rental.

         5.2 Provided that the Tenant is not in default of any of the terms and provisions hereof, Tenant may elect to have said pre--paid rent applied to the last month's rent installment which will be due and owing hereunder, upon paying to Landlord any and all other amounts which may be due hereunder, including all late payments, interest, late fees, and other amounts which may be due hereunder.

         5.3 In the event that amounts are due and owing under this Lease for rent, late payment, interest or penalties, the pre--paid rent shall first be applied to the payment of amounts which are due for previous months, with all remaining amounts being applied to the payment of the last month's rent installment and Tenant shall pay to Landlord the difference between the amount owed for the last month's rent installment and the amount of the pre--payment which remains after payment of all delinquent monthly installments, late payments, interest and penalties by Landlord in accordance herewith.


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         6.1 On or before  January 1, 1997,  Tenant shall  deposit with Landlord the sum of THREE-THOUSAND-SIX-HUNDRED and no 100 DOLLARS ($3.600.00), which shall be retained by Landlord at First Union Bank, 700 South Babcock Street, Melbourne, Florida, as security for the faithful performance by Tenant of the terms, provisions, covenants and conditions of this Lease, including Tenant's covenant to maintain the Premises. Landlord, may at the time of default by Tenant under any of the terms, provisions, covenants or conditions of the Lease apply said sum or any part thereof toward the payment of the rents and all or the sums payable by Tenant under this Lease, and towards the performance of each and every one of the Tenant's covenants under this Lease, or any costs, including attorney fees caused by Tenant's breach, but such covenants and Tenant's liability under this Lease shall be discharged only pro tanto and the
Tenants's   shall  remain  liable  for  any  amounts  that  such  sum  shall  be insufficient to pay.

         6.2      Deleted and omitted per agreement.

         6.3      Deleted and omitted per agreement

         6.4      Deleted and omitted per agreement.

         6.5      Deleted and omitted per agreement.

         7.       MAINTENANCE. REPAIRS, AND ALTERATIONS:

         7.1 Tenant shall at his/her own expense, maintain the Premises in a clean and vermin free condition which includes, but is not limited to the maintenance and care of all interior and exterior portions of the Premises, including the lawn, yard, parking areas, fencing, signs, lighting, grass, shrubs, plants and foliage for the Premises. Tenant shall take good and reasonable care and maintenance of all appliances, fixtures, equipment, carpet and other floor coverings, window coverings, blinds, all glass panels, and window shades, including all filters, fuses, interior and exterior painting, light bulbs, window screens, plumbing fixtures, electrical fixtures, switches and outlets, fuses or circuit breakers, light fixtures, door keys and all matters of routine maintenance of the foregoing. Tenant shall keep in good and clean manner all areas of the Premises, shall not accumulate waste, refuse, or debris, and shall exercise good house keeping standards at all times.

         7.2 Landlord shall maintain the structural portions of the ceiling, walls, floors, roof, stairs, and foundations, the electrical and plumbing systems, installed wiring, circuit panels, meter bases, sewer drains, mains and vent pipes, pipes and plumbing in the walls and under the floors, the heating and air conditioning systems (excluding the filters, and the hot water heaters. Provided however, in the event the repair is caused by or necessitated by Tenant's, or Tenant's guests or invitees, misuse or negligence thereof, the Tenant shall be solely liable for such repair or replacement. Landlord shall be liable for all keys to the joint bathroom, if any.

     7.3 Tenant shall not, without Landlord's express written prior consent, paint or make

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any  alterations,  additions  or  improvements  to the  inside or outside of the
Premises or any part thereof. Unless otherwise stated in Landlord's written consent, any alterations, additions or improvements made, including painting, paneling, wallpaper, partitions, shelves, awnings, window treatments or window coverings, affixed carpeting, and any shrubs or plantings shall immediately become the Landlord's property upon the attachment to the Premises and the same shall be left in good conditions at the end of the Lease.


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         7.4  Tenant  shall  pay  all  costs  and  expenses  for any  repair  or replacement of any furniture, fixtures, plumbing and electrical components, equipment, appliances, walls, carpets, or any other part or portion of the leased Premises or any appurtenances thereto damaged by Tenant, family members, guests, invitees any other person under Tenant's control, direction, or express or implied invitation. All such sums shall be due and payable at once, shall be deemed as additional rent.

         7.5 No portion of the outside walls or eaves may be painted or altered by the Tenant, nor shall the interior walls or ceilings of the Premises be painted or altered by Tenant, without first obtaining the written approval of Landlord.

         7.6 The Tenant shall not drill holes in the ceiling or walls of the Premises to install hanging lamps or other fixtures nor cause any punctures or other attachments to be made in or on the ceiling or walls, without first obtaining the written consent of Landlord. With or without Landlord's consent, Tenant shall, prior to terminating the Lease and vacating the Premises remove all such fasteners and patch all holes caused by such nails, screws, or fasteners' and repaint the wall or ceiling with matching paint so as to leave the Premises in as good condition as at the beginning of the Lease.

         8.       PLACE OF PAYMENT. NOTICES AND COMPLAINTS:

         8.1 All rent payments, complaints and notices shall be forwarded to Landlord at 502 East New Haven Avenue, Melbourne, Florida 32901 by U.S. Mail postage prepaid, by certified or registered mail, return receipt requested [other than rental payments which can be by regular postage], or at such other address provided by Landlord.

         8.2 Written notice mailed or delivered to Tenant at the leased Premises as set forth above, shall constitute sufficient notice to Tenant as may be required herein.

         8.3 Rent shall be deemed made when actually received by Landlord in good and sufficient funds, and not when mailed by Tenant and all penalties, late fees, and interest charges shall be determined by the actual date rent is due and received by Landlord, not when placed in the U. S. Mail or other courier services.

         9. NO ASSIGNMENT OR SUBLETTING: Tenant shall neither assign nor sublet any part or all of the Premises without the prior written consent of the Landlord, which consent may be denied or withheld at the sole and absolute discretion of Landlord.

         10.      HOLD HARMLESS:

         10.1 Tenant shall indemnify and hold harmless Landlord, its agents, representatives, employees, assigns or successors, against and from any and all claims, costs, losses, damages, judgments, expenses attorney fees or any other liabilities arising from Tenant's use of the Premises

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or from any  activity  permitted  or  suffered  by the Tenant or its  employees, guests or invitees in or about the Premises; against and from Tenant's failure to comply with any law, rule, regulation or order of any governmental authority; and, against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease. The Landlord shall not be liable to the Tenant or the Tenant's family, agents, guests, invitees, employees or servants, for any damages or losses to personal property caused by other residents of the complex or by any other person. Tenant


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agrees to indemnify and hold the Landlord  harmless from and against any and all claims for damages to the property or persons arising from Tenant's use of the Premises, or for any activity, work or thing done, permitted or suffered by Tenant in or about the Premises. The Landlord shall be liable for personal injury or damage or loss of Tenant's personal property (furniture, jewelry, clothing, etc.) from theft, vandalism, fire, water, rainstorms, smoke, acts of God, acts of other persons, or any other causes whatsoever even if such loss, damage, or claims arise from or are in any way connected to the negligence of the Landlord.

         10.2 Tenant, as a material part of the consideration to the Landlord, hereby assumes all risk of damage to the property or injury to persons in, upon or about the Premises, from any cause other than Landlord's willful or intentional acts; this indemnification and hold harmless agreement shall apply to all claims against Landlord including claims attributable in whole or part to Landlord's negligent acts or omission; and, Tenant hereby waives all claims in respect thereof against Landlord.

         10.3 Tenant shall give prompt, but not later than within 24 hours after the occurrence of any event of casualty, written and oral notice to Landlord in case or in the event or any casualty or accidents to any person or any property or to the Premises.

         11.      OCCUPANCY AND COMPLIANCE WITH THE LAW:

         11.1 Tenant shall use the Premises for the purposes of a retail boat and boat accessory store and sales lot, the outfitting of new boats, boat trailers, the repair of boats and boat engines, the storage of boats, and related activities as permitted by the City of Melbourne land use regulations. Tenant shall be solely responsible, at its costs, to obtain the appropriate occupational licenses or permits to operate Tenant's business at the premises.

         11.2 Tenant shall comply with all laws, rules and regulations of any governmental agency which are applicable to the use of the Premises. In particular, Tenant shall not conduct or permit any activity on or about the premises which results in the contamination of the property from any substances, including oils, petroleum products, paints, solvents, fuels, gas, fluids, or other such containments. Tenant expressly indemnifies and holds the Landlord harmless from all such contaminations, and Tenant remains liable for the removal and restoration of the premises for such containments not withstanding the termination or expiration of this Lease.

         12.      CONDEMNATION:

         12.1 Tenant hereby waives any claim of loss or damage to Tenant or right or claim to any part of the award as a result of the exercise of the power of eminent domain of any governmental agency, whether such loss or damage results from condemnation of part or portion of all of the Premises or any part or portion of the parking area or of the entrances or exits of the Premises or any part thereof, and Tenant hereby assigns to Landlord all such causes or claims. Should any power of eminent domain or condemnation be exercised against the Premises which

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measurably  interferes with or diminishes the Tenant's  actual  occupancy of the
Premises, the sole and exclusive remedy of Tenant is that the rentals otherwise due hereunder shall be abated in an amount proportionate with the actual loss or diminishment of the occupancy of the Premises suffered by Tenant.

         12.2 In the event of an entire or partial permanent taking or condemnation that shall render the Premises clearly unsuitable for the uses


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stated in this Lease, the term of this Lease shall cease and terminate as of the date of possession being required by the condemning authority, and the Tenant shall have no claim against Landlord for the termination of the Lease, for severance, moving, or relocation costs, the value of any unexpired term of this Lease, for any increased costs of replacement property, or for any other claim or cause of action.

         12.3 Provided further, by mutual agreement between the parties, if Landlord has additional exterior parking and access areas located immediately adjacent and contiguous to the specific land space leased unto the Tenant as described herein, the Landlord may substitute such other land space in place of the portions taken by such condemning authority, in which event the Tenant shall have the option to accept such substituted land space and shall have no additional claim for damages or loss against the Landlord, nor shall Tenant have any cause to terminate this lease, and this lease shall continue unabated,-with the substituted land space.

         13. RECONSTRUCTION - DAMAGES TO PREMISES AND PROCEEDS: In the event or occurrence of the destruction, damage, or loss of any kind to the Premises, or any part thereof, by reason of fire, rising water, floods, wind storm, or other casualty, the following provisions shall apply and control:

         13.1 Immediately, but no later than 24 hours after the occurrence of any event of such damage or loss, Tenant shall notify the Landlord as to such occurrence, giving such details as the event requires. Tenant shall immediately take all steps necessary to protect and preserve the Premises and the Tenant's own personal property.

         13.2 In the event of the destruction or damage to less than the entire leased building area, and as soon as practical but not later than ten (10) days after the occurrence of such accident or casualty, the Landlord and Tenant shall determine if the leased building area, or the undamaged portion thereof, are capable of continued functional use by the Tenant notwithstanding such damage and whether the leased building area is capable of being restored to full use within ninety (90) days from the date of such damage and destruction. If the leased building area, or the majority of thereof, remain functional for Tenant's purposes, the damage is not in a critical area of the building, and the balance of the leased building area remains functional and repairable within such period, the Tenant's monthly obligation to pay rent shall be reduced by a factor based upon a prorata amount considering the square feet of the leased building areas which are damaged or rendered unusable by Tenant. The balance of the rental otherwise due shall not abate or terminate and the Landlord shall undertake with all due diligence all necessary repair and restoration work to the Premises within said ninety (90) days. If the leased building area, or a majority thereof, are not functional for Tenant's uses, or in the good faith opinion of the Tenant the damage to the leased building area is in a critical area to Tenant's use of the building, or the damage renders the leased building area unusable to the Tenant, and at the option of the Tenant, the Tenant may terminate the Lease and vacate the entire premises, including all leased ground space, and this Lease shall terminate upon the date of the election by Tenant to so terminate.


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         13.3 In the event of the  destruction  or damage to a  majority  or the entire Premises so as to render the entire Premises, or a majority thereof, uninhabitable, or in the event the Premises cannot be repaired within ninety
(90) days, either the Landlord or the Tenant may elect to terminate this Lease. Such notice of election to terminate the Lease shall be made by giving written notice to the other of such election to terminate within ten (10) days of the date of the casualty. Such termination, and the parties obligations under this Lease shall terminate effective upon the date of the casualty and the rental due for that month shall be prorated to the date of termination.

         13.4 In the event of the destruction or casualty to the Premises, the Landlord shall be entitled to any and all insurance proceeds payable by reason of such damage or destruction to the Premises. The Tenant shall be entitled to any insurance proceeds payable by reason of the damage or destruction to any personal property owned by the Tenant which suffered damage or loss. Tenant shall promptly execute or endorse to the Landlord all insurance checks or payments due Landlord and shall fully cooperate with Landlord in the settlement of all such claims.

         13.5 If the Lease is not terminated as aforesaid, Landlord shall promptly and with all due diligence proceed to restore and repair the Premises to the condition as existed on the date of commencement of this Lease and all insurance proceeds paid to Landlord as a result of such casualty shall be made available for such restoration in the same manner and following the", same procedure as for construction of improvements to the Premises. Landlord shall not be required to restore or repair any additions, improvements, or alterations made by the Tenant nor for the damage or loss to any personal property of Tenant. So long as the Landlord is proceeding in a reasonable and diligent manner to cause the necessary repairs and restoration to the Premises, this Lease shall not terminate nor shall Tenant be relieved from any payment of rent or from the performance of any of its obligations hereunder, except that there shall be a temporary abatement and waiver of the rent for such period of time as the Premises are not habitable by the Tenant as the result of such damage, destruction or restoration work. During such restoration work, the rent shall be prorated daily as to any fraction of a month during which the Premises, or a majority thereof, are not habitable by the Tenant and the Tenant is required by such damage to temporarily relocate. Landlord shall no't be liable for any temporary housing, relocation expenses, or moving expenses incurred by Tenant. Upon the completion of the restoration of the Premises, Tenant shall continue its habitation of the Premises and the rent shall recommence, if abated as aforesaid provided, on the date of the redelivery of the possession of the restored Premises to the Tenant. Notwithstanding anything to the contrary contained herein, the Tenant and the Landlord shall each have the right to terminate this Lease if the Premises are not restored within ninety (90) days from the date of the damage or destruction.

         13.6 Notwithstanding anything set forth in Lease to the contrary, if it is determined that the damage or destruction to the Premises was caused in part or whole by the negligence and br intentional acts of Tenant then Tenant shall be liable for the rent due for the remaining term of the Lease regardless of whether Tenant is able to use the Premises or whether the Landlord restores and repairs the Premises. In such event of Tenant's negligent or intentional damage or destruction

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     to Premises,  the Tenant shall be fully liable to the Landlord for all such damage and loss.

     14. TENANT'S DEFAULT: The occurrence of any one or more, singularly or collectively, of the following shall constitute an Event of Default and a breach of this Lease by Tenant:

     14.1 The vacating or abandonment of the Premises by the Tenant;

     14.2 The subletting or assignment of the Lease or of any portion of the Premises by the Tenant without the prior written consent of Landlord;


     14.3 The alteration, improvement or addition to the Premises by the Tenant without the prior written consent of the Landlord;

     14.5 The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder including, but not limited to, all rent, penalties, late payments, and all reimbursement owed to Landlord hereunder, as and when due.

     14.6 The intentional or negligent damage or destruction to the Premises by the Tenant;

     14.7 The failure by the Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by the Tenant.

     14.8 If the Tenant shall make an assignment for the benefit of creditors, or file a voluntary petition in bankruptcy, or be adjudicated bankrupt by any court and such adjudication shall not be vacated within thirty (30) days, or Tenant takes the benefit of any insolvency act, or Tenant have a receiver of Tenant's property appointed in any proceedings other than bankruptcy proceedings, and such appointment shall not be vacated within thirty (30) days after it has been made, or an involuntary petition in bankruptcy is filed and is not dismissed within thirty (30) days.

     14.9 The violation by the Tenant of any rules, laws, or regulation of any governmental agency, including the commission by the Tenant of any act in violation of any statute deemed to be a felony or of moral turpitude, or the commission by the Tenant of acts of nuisance to neighbors.

     14.10 Upon the happening of any one or more of the Events of Default set forth above or otherwise contained in this Lease, and at the sole option of the Landlord, this Lease and the right of Tenant to occupy the premises for the remaining term hereof shall cease and terminate, but Tenant' shall remain liable for the balance of the rent for such remaining term notwithstanding such termination. Upon the election by Landlord to terminate this Lease, the Tenant shall immediately vacate the Premises and the Landlord shall have the right to re--enter the Premises and have exclusive possession thereof. The election or failure by Landlord to not terminate this Lease upon the occasion of any Event of Default shall not be deemed to be a waiver of Landlord's right to terminate the Lease at a subsequent time for such Event of Default, nor a waiver of the
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violation of such Event of Default.  The  acceptance of rent by Landlord upon or after the  occurrence  of an Event of Default shall not be deemed to be a waiver
or  release  of  such   Default,   and  the  Landlord   shall  have  the  right,
notwithstanding the acceptance of such rent, to declare a termination of this Lease.

         15. LANDLORD'S REMEDIES: In the event of any Event of Default or breach by Tenant, Landlord may at any time thereafter, in its sole discretion, with or without notice or demand and without limiting Landlord in the exercise of a right or remedy which Landlord may have by reason of such default or breach have or pursue any one or all of the following remedies:

         15.1 Terminate this Lease and Tenant's right to possession of the Premises by providing Tenant with seven (7) days written notice to the Tenant that the Lease is terminated, and upon such notice, this Lease shall terminate and the Tenant shall immediately surrender possession of the Premises to the Landlord. Notwithstanding such termination, the Tenant shall remain liable to Landlord for the remaining unpaid portion of the total rental due under this Lease, which such rental shall at once accelerate and become due and payable at once.


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         15.2 Notwithstanding the provisions of paragraph 15.2 above, and in the event of the failure by Tenant to pay the rental or any other sums due hereunder when due, the Landlord shall have the right to terminate this Lease upon the giving of a three (3) day written notice to Tenant of such default.

         15.3 Pursue all other remedies now or hereafter available to Landlord under the laws or judicial decisions of the State of Florida.

         15.4 Declare the Tenant to be default of the terms and conditions of this Lease, and declare, in its sole option and at Landlord's sole discretion, the remaining unpaid amounts of rental due under this Lease for the balance of the term to be accelerated and due and payable at once.

         15.5 Upon the election and the giving by Landlord of the notice of termination to Tenant, this Lease and all rights of Tenant shall at once cease and terminate. Upon such termination, the Tenant shall immediately vacate the Premises, redeliver the same to the Landlord and pay to Landlord the entire balance of the unpaid rental for the balance of the term. From and after the termination of the Tenant's right to occupy the Premises, until such date. The possession of the Premises are redelivered to Landlord, the Tenant shall be liable for wrongful possession and for holding over in violation of this Lease. Upon such termination, the Landlord shall be entitled to use all lawful means to obtain possession of the Premises, including all remedies as provided by law, by peaceful self-help, pre-judgment writs of possession without bond, writs of possession and assistance, and injunctive relief without bond.

         15.6 Upon the Event of any Default or the upon the termination of this Lease, Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default including, by not limited to, the accelerated balance of the unpaid rent for the remainder' of the term of this Lease as if this Lease had not been terminated, the cost of recovering possession of the Premises; all expenses of reletting the Premises, including necessary renovation and alteration expenses, costs of advertisement brokerage commissions and all other costs incurred; all attorney fees and court costs incurred by Landlord, whether suit is file or not, and at pre-trial, trial, post trial, on appeal, and for any mediation, arbitration, or alternative dispute proceedings; and, unpaid installments of rent and other charges shall bear interest from the date due until paid at 18% per annum.

         15.7 Failure by Landlord to exercise any one of the remedies provided in this Lease upon the Event of a Default, shall not constitute a waiver of the right to exercise the same right, or any other rights, at any other time.

         15.8 Tenant, and any sureties, guarantors or endorsers of this Lease, hereby jointly and severally: (1) consent and stipulate that for purposes of any motion or proceeding brought or maintained by Landlord under 11 United States Code (U.S.C.) ss.361, ss.362, or ss.363, as amended, that Landlord shall be entitled to the immediate and expedited relief from the automatic stay provisions of 11 U.S.C. ss.362(a) by the termination, annulling, modification, or conditioning of

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such stay with such remedy being at the sole option of the Landlord; (2) consent and stipulate that cause, including lack of adequate protection of Landlord's interests, exists for the granting of such immediate relief from the automatic stay provisions of 11 U.S.C. ss.362(a); (3) consent and stipulate that the Tenant does not have any equity in such property, notwithstanding the provisions of 11 U.S.C. ss.362(g); and, (4) consent and stipulate that the premises are not necessary for an effective reorganization of the Tenant.

         15.9 Acceptance of any payment or partial payment after its due date shall not be deemed a waiver of the right to require prompt payment when due of all other sums, and acceptance of any payment after Landlord has declared an


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



acceleration or default of this Lease and demanded the entire indebtedness due and payable shall not cure any Event of Default or operate as a waiver of any right of Landlord hereunder.

         15.10 No waiver of any default or non-exercise of a right hereunder shall waive any other default, or the same default on a future occasion, or preclude exercising any other right or the same right on a future occasion.

         15.20 Upon the Landlord giving any written notice of default, the Tenant shall have a period of thirty (30) days to cure any such default.

         16.      OMITTED ON PURPOSE:

         17.      ATTORNEY FEES AND COSTS:

         17.1 The prevailing party in any action under or concerning this Lease shall recover from the other party reasonable attorney's fees and costs, whether or not suit be brought, including attorney's fees and costs on appeal, plus all other reasonable expenses incurred by the prevailing party in exercising any of the rights and remedies hereunder, including, without limitation, court costs, other legal expenses and attorney's fees incurred in connection with consultation, arbitration, mediation, alternative dispute resolution, and litigation, and such fees, costs, and expenses shall' bear interest at the rate of 18% per annum until paid.

         18. LIENS: Tenant shall not permit the Premises to become subject to any lien, claim, notice, judgment, charge or encumbrance whatsoever, and Tenant shall indemnify and hold the Landlord harmless from and against such liens, claim, notice, judgment, charges and encumbrances. Tenant shall have no authority, express or implied, to create or consent to 'any lien, charge or encumbrance upon the Premises. All materialmen, contractors, artisans, mechanics, workmen, laborers and other persons contracting with Tenant in respect to the Premises or any part thereof, are hereby charged with notice that they must look only to the Tenant and not to this Lease, the Landlord, or the Premises to secure or obtain payment of any bill for work done or material furnished or for any other purpose during the term of this Lease. In the event that any lien, judgment, claim, charge, or encumbrance is filed against the Premises for monies owed or contracted for by Tenant, Tenant shall cause such to be released of record within twenty (20) days after filing of the same. Tenant's violation of this provision or the failure by Tenant to comply with this provision shall be an Event of Default.

         19. PERSONAL PROPERTY REPAIR: In the event maintenance, repair, or replacement of any furniture, equipment, appliances, fixtures, plumbing, electrical or other component of the Premises shall be required, Tenant shall first report such failure or need for repair in writing to Landlord. After receipt of such notice, Landlord shall have fifteen (15) days to repair, restore or replace such item. Landlord shall not be liable for any repairs or services calls not authorized by Landlord or made in violation of this provision.


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



         20.      USE OF PREMISES:

         20.1 Tenant shall not use or permit the use of any part of the Premises for any illegal, immoral or improper purpose, and shall not create or permit any disturbance or nuisance on the Premises so as to disturb or harass the quiet and peaceful enjoyment of other inhabitants in the vicinity of the leased Premises. A written complaint of violation of this clause by Tenant, if substantiated by Landlord, shall be an Event of Default.


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



         20.2 Tenant shall not commit or permit any waste or destruction to or on the leased Premises.

         20.3 Tenant shall not be permitted to keep or maintain any pets or other animals in or about the Premises without the prior written consent of the Landlord. In the event the Tenant elects to use a guard dog on the premises for security purposes, the Tenant, as a condition to Landlord's approval of such animal, shall obtain and maintain at its sole cost a special or additional endorsement to the public liability insurance policy maintained by Tenant covering all additional public liability risks occasioned by such guard dog. For this purpose, prohibited pets shall include, but not be limited to, fish, reptiles, birds, dogs, cats, or any other living creatures other than humans and plants.

         20.4 Tenant shall comply in all respects to the land use ordinances of the City of Melbourne.

         21. LOCKS: No substitute or additional locks of any kind whatsoever shall be placed upon any doors or windows of the Premises by the Tenant, nor'. may the present locks or tumblers be changed without the prior written consent of the Landlord. If such additional locks or tumblers are changed without the prior written consent of the Landlord, the Landlord has the right to remove the same without any liability to Tenant and to restore the original locks or tumblers with all costs of the same being charged to paid by the Tenant. Tenant shall forthwith provide to the Landlord duplicate copies of all keys and a copy of all combinations or security codes for all locks.

         22. UTILITIES: Tenant shall pay and be responsible for all utilities including electricity, gas, water, sewer, tv cable, telephone, trash and garbage collection, pest control and lawn service. Landlord shall not be responsible or liable for any delay in installation or interruption on the use or service of any such utilities.

         23. TENANT'S INSURANCE: Tenant agrees and stipulates that his/her personal property and belongings placed on or about the Premises are not insured or covered by landlord's insurance. Tenant hereby holds Landlord harmless from any loss or damage to Tenant's personal property. Tenant, at no charge to Landlord, shall name the Landlord an additional named insured in all policies obtained by Tenant and shall provide a copy of the same to the Landlord.

         23.1 Tenant shall obtain, and maintain in full force and effect at all times, at its sole costs and expense, a policy or policies of insurance providing public liability insurance for property damage, personal injury and death, with full coverage from all causes and risks, including any extended coverages, in an amount not less than $1,000,000.00, with a good and sufficient rated company. Tenant shall obtain, and maintain in full force and effect at all times, at its sole costs and expense, a policy or policies of insurance providing workers compensation for its employees and sub-contractors, in an amount not less than the amount required by Florida Statute, with a good and sufficient rated company.

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



         23.2 Tenant shall cause each policy to show the Landlord as an additional named insured, shall provide Landlord with a copy of each policy, and shall cause a Certificate of Insurance to be provided to the Landlord for each such policy. It shall be an Event of Default if any said policy is not maintained in current status. Landlord shall have the right, but not the obligation, to obtain insurance in the event the insurance obtained by Tenant is not current, in which event, any sums advanced by Landlord shall be deemed rent and shall be due and payable, without demand or notice, at once.


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     24. TENANT'S OBLIGATION WHEN VACATING: Upon vacating the Premises,  whether at the end of the term of this Lease or at any other time, it shall be the responsibility of the Tenant to:

         24.1 Perform the following final cleaning requirements:

     a. Clean all appliances, the floor, windows, cabinets, toilets, bathrooms, closets, storage areas, and leave the Premises in a clean and neat condition.

     b. Close and lock all windows and doors.

     c. Dispose of all trash and garbage.

     e. Return all keys directly to Landlord or Landlord's agent into and until such time as the keys have been returned to Landlord, the Tenant's obligation to pay rent s-hall continue. In the alternative, and 'at the sole option of the Landlord, the Landlord shall have the doors and locks rekeyed, and shall be authorized to deduct the costs thereof from the security deposit.

     f. Remove all items of inventory ro equipment brought unto the premises by Tenant.

     g. Remove, and repair any damage caused by such removal, all exterior or interior signs placed upon the premises by Tenant, except and excluding the exterior over-head canopy at the front of the building, which canopy shall remain property of Landlord.

         24.2 Upon termination of the Lease, and if the Landlord detects or finds the infestation of any fleas or other pests and vermin, whether am animal was kept by the Tenant on the Premises with or without the consent of the Landlord, Tenant shall be liable for the costs of treating and removing the same. Tenant, at Tenant's sole cost, shall have a professional and licensed pest control company to treat the Premises to eradicate such flea infestation, and the costs of such treatment, if not paid by Tenant, shall be deducted from the Security deposit. Tenant stipulates and agrees the use of consumer applied pest control methods shall not satisfy this requirement.

         25.      GOVERNING LAWS AND VENUE:

         25.1 This Lease shall be governed by and construed and enforced under the laws of the State of Florida without regard to its conflict of laws principles, and the venue of any action brought hereunder shall be limited to the division of the appropriate Court, in and for Brevard County, Florida.

         25.2 Tenant, and any sureties, guarantors or endorsers of this Lease, hereby jointly and severally waive any right or privilege of venue, and consent and subject itself to the personal

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



jurisdiction of the appropriate Court, in and for Brevard County, Florida.

         25.3     Deleted and omitted per agreement.

         26.      GENERAL PROVISIONS:

         26.1 "Tenant" shall mean the party who signs this Lease as Tenant. "Landlord" shall mean the owner of the Premises. The "Premises" shall mean the improved real and personal property at the designated address, and all appurtenances, fixtures, equipment and appliances attached or located thereon.

         26.2     Deleted and omitted per agreement.


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



         26.3 The invalidity or unenforceability of any particular provision of this Lease shall not affect the other provisions hereof, and the Lease shall be construed in all respects as if such invalid or unenforceable provision were omitted.

         26.4 Notwithstanding any express or implied amount of interest charged or due under this Lease which may by in excess of the highest rate allowable by law for such amounts, shall be amended to be not more than the highest rate allowable by law.

         26.5 This Lease contains the entire agreement between Landlord and Tenant. No representations, warranties, or agreements have been made by either party except for those specifically set forth herein. This Lease may only be modified, amended or supplemented by written instrument signed by both parties which specifically refers to this Lease.

         26.6 Time is of the essence of this Lease and each and all bf it provisions in which some performance within a stated time is a factor or is required.

         26.7 Neither the Landlord nor the Tenant shall record this Lease hor any memorandum or copy hereof. It shall be an Event of Default for Tenant to violate this provision, and upon such violation, the tenant shall have seven (7) days to record and full and complete release of the Lease in such public records.

         26.8 The waiver or nonenforcement by Landlord of any terms, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent acceptance of rent hereunder by Landlord shall bot be deemed to be a waiver of any preceding default by Tenant of any term, covenant or condition of this Lease, other than the failure of the Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding default at the time of the acceptance of such rent.

         26.9 This Lease has been drafted by counsel for Landlord as a convenience to both parties and both parties have read and negotiated all of the language used in this Lease. The parties acknowledge and agree that because all parties participated in negotiating and drafting this Lease, no rule of construction shall apply to this Lease which construes any language, whether ambiguous, unclear or otherwise in favor of or against any party by reason of that party's role in drafting this Lease.

         26.10 The Tenants, if more than one named Tenant, acknowledge and agree that each shall be jointly and severally liable to the Landlord for all obligations due under this Lease and for any default of this Lease.

         26.11 Tenant hereby waives and releases all rights of homestead with respect to the Premises.

         26.12 If the Tenant vacates or abandons the Premises and leaves any personal property

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



either in the Premises or anywhere about the building or its lawns or parking areas, then Tenant shall be deemed to have abandoned the personal property and it will be disposed of by Landlord, with liability to Landlord. The property shall be deemed to be vacated or abandoned upon Tenant's failure to continuously occupy the Premises for a period of thirty (30) days or more without the prior written notice to Landlord of such intended absence.

         26.13 Tenant shall not permit the accumulation of rubbish, refuse, garbage, trash, or similar waste on the Premises. Upon the failure of Tenant to remove any accumulation of such rubbish within three(3) day after receipt of written notice to remove the same, Landlord shall have the right to remove the same in which event the costs of removal incurred by Landlord shall be paid by the Tenant as additional rent for the month immediately following the month such expense is incurred by Landlord. At the option of the Landlord, the Landlord shall have the right to declare the failure of Tenant to remove such rubbish as an Event of Default.

         26.14 Upon Tenant paying the rent reserved hereunder will and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have the quiet possession of the Premises for the term hereof, subject to all the provisions of this Lease. Said right of quiet enjoyment shall terminate upon the occurrence of any Event of Default, or upon the occurrence of any event, which would be an Event of Default upon the giving of any notice required to be given. ~-.

         26.15 No remedy or election herein shall be deemed exclusive but shall, whenever possible, be cumulative with all other remedies at law or in equity. The various rights and remedies contained in this Lease and reserved to the Landlord shall not be exclusive of any right or remedy of Landlord, but shall be construed as cumulative and shall be in addition to every other remedy now or hereafter existing at law, in equity or by statute. No delay or omission of the right to exercise any poser by Landlord shall impair any right or power or shall be construed as a waiver of any subsequent or prior default or as acquiescence in any default.

         26.16 Landlord shall not be required to perform any covenant or obligation under this Lease, or be liable fro damages to Tenant, so long as the performance or non--performance of the covenant or obligation is delayed, caused, or provided by an act of God, force majeure, war, civil unrest, or by Tenant. For purposes of this Lease, an act of God or force majeure is defined as strikes, lockouts, sit downs, material or labor restrictions by a governmental authority, unusual transportation delays, riots, floods, washouts, explosions, fires, storms, weather (including wet grounds or inclement weather which prevents construction, settlement of the soils, sink--holes, rising waters, lightning, electrical surges or brownouts, acts of the public enemy, wars, insurrections, and or any other cause not reasonably within the control of Landlord or by the exercise of due diligence Landlord is wholly or in part unable to prevent or overcome.

         27.      SUBORDINATION. ATTORNMENT ESTOPPEL LETTERS:

     27.1 Notwithstanding any provision of this Lease or of statute to the contrary, all of
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



Tenant's rights and privileges under this Lease, except as hereinafter expressly provided, are and shall always be, subject and subordinate to the rights of the Landlord and to any mortgage executed or assumed by Landlord encumbering the Premises, whether currently existing or hereafter placed upon the Premises.

         27.2 The holder of any such recorded mortgage, or the purchaser at any foreclosure sale under a power of sale contained in any Mortgage, or any assignee thereof shall the right to demand the Tenant to attorn to, and recognize such mortgage holder or purchaser, as the case may be as Landlord under this Lease for the balance then remaining of the term of this Lease, subject to all terms of this Lease.

         27.3 That the aforesaid provisions shall be self-operative and no further instrument shall be necessary unless required by any such mortgage holder or purchaser at foreclosure sale. By the execution of this Lease and the acceptance of possession of the Premises, Tenant expressly consents to and acknowledges the rights of the holder of such mortgage and of any purchaser at


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



foreclosure sale. Notwithstanding anything to the contrary set forth above, any mortgage holder may at any time subordinate its Mortgage to this Lease, without Tenant's consent, by notice in writing to Tenant, and thereupon this Lease shall be deemed prior to such Mortgage without regard to their respective dates of execution, delivery and/or recording and in that event such Mortgagee shall have the same rights with respect to this Lease as though this Lease had been executed and a memorandum thereof recorded prior to the execution, delivery and recording of the Mortgage and as though this Lease had been assigned to such mortgage holder. Should Landlord or Mortgage holder or purchaser at foreclosure sale desire confirmation of either such subordination or such attornment, as the case may be, Tenant upon written request, and from time to time, shall promptly execute and deliver without charge and in recordable form satisfactory to Landlord, the Mortgage holder or to the purchaser at foreclosure sale all instruments and/or other documents that may be requested to acknowledge such subordination and/or agreement to attorn.

         27.4 In the event Tenant fails to execute arid deliver in recordable form the instruments and documents as required above, within twenty (20) days after request in writing by Landlord or holder of such Mortgage or purchase'.r at foreclosure sale, as the case may be, Tenant does hereby make, constitute and appoint Landlord or such Mortgage holder or such purchaser at foreclosure sale, as the case may be, as Tenant's attorney-in-fact and in its name, place and stead to do so, or Landlord may treat such failure as a deliberate breach and an Event of Default. The aforesaid power of attorney is given and coupled with an interest and is irrevocable.

         27.5 At any time, and from time to time, upon the written request of Landlord or any mortgage holder, Tenant within twenty (20) days of the date of such written request agrees to execute and deliver to Landlord and/or such mortgage holder, without charge and in a form satisfactory to the person requesting the same, a written statement: (a) ratifying this Lease; (b) confirming the commencement and expiration date of the term of this Lease; (C) certifying that Tenant is in occupancy of the Premises, and that the Lease is in full force and effect and has not been modified, assigned, supplemented or amended except by such writings as shall be stated; (d) certifying that all conditions and agreements under this Lease to be satisfied or performed by Landlord have 'been satisfied and performed except as shall be stated; (e) certifying that Landlord is not in default under this Lease and there are no defenses or offsets against the enforcement of this Lease by Landlord or stating the defaults and/or defenses claimed by Tenant; (f) reciting the amount of advance rent, if any, paid by Tenant and the date to which such rent has been paid; (g) reciting the amount of security deposited with Landlord, if any; and
(h) any other information which Landlord or the mortgage holder shall require.

         27.6 The failure or refusal of Tenant to execute, acknowledge and deliver to Landlord or such mortgage holder a statement in accordance with the provisions of Paragraph 27.5 above within said twenty (20) day period shall constitute an acknowledgment by Tenant which may be relied upon by any person holding or intending to acquire any interest whatsoever in the Premises that this Lease had not been assigned, amended, changed, or modified, is in full force and effect and that the Basic Rent and additional rent have been duly and fully paid not beyond the respective due dates immediately preceding the date of the request for such statement and shall

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



constitute as to any persons entitled to rely on such statements a waiver of any defaults by Landlord or defenses or offsets of the written request, and Landlord at its option, may treat such failure as a deliberate Event of Default.


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



         28.      SPECIAL PROVISIONS:

         28.1 The Tenant shall be permitted to install and maintain such outdoor or indoor signage as the Tenant so requires to advertise its business activities, including the installation and maintenance of an exterior sign located near the easterly boundary of the leased premises consisting of a lighted sign similar to or the same as the sign Tenant currently has installed at 990 North Harbor City Boulevard, Melbourne, Florida. This provision shall be subject to and conditioned upon Tenant obtaining, at its sole cost and initiative, any and all permits, variances, or governmental authorizations which may be required to install and maintain such sign or signs.

         28.2     Deleted and omitted per agreement.

         28.3     Deleted and omitted per agreement.

         28.4 This Lease is further subject to the terms and conditions of the attached Addendum, which by reference is incorporated herein and made a part hereof.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals to this Lease the day and year first above written.

WITNESSES:                                    LANDLORD:
                                              340 NORTH, INC.

                                               BY:
                                                      John W. Walden, President

Printed Name:




                                                TENANT:
Printed Name:                                   BOAT TREE, INC.
                                                BY:
Printed Name:




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




ADDENDUM OF ADDITIONAL IMPROVEMENTS TO BE COMPLETED BY LANDLORD:



         The Landlord, at its sole cost and expense shall complete the following renovations or improvements to the subject premises:

         1. Clean and resurface front "porch" floor area with indoor-outdoor carpeting, with the color to be selected by Tenant.

         2. Install interior demising wall at location "A" on the floor plan to divide the ground floor area from the "Snappy Car" area. Install one hour fire-rated wall between the Boat Tree area and the Snappy Car area. If Tenant elects to lease the entire ground floor area, this wall will not be installed.

         3.       Deleted.

         4.       Deleted.

         5.       Deleted.

         6.       Deleted.

         7.       Deleted.

         8. Install and key an interior door to provide access to the "common bathroom" to provide that Boat Tree controls access to the said "common bathroom", by excluding other tenants from access to said bathroom except at times of normal operation of Boat Tree and by a one-way door into the bathroom area. Said installation to be at the satisfaction of Tenant. If Tenant elects to lease the entire ground floor area, this requirement will be deleted.

         9. Install an additional wall switch for the overhead light in the middle office.

         10. Remove easterly wall in front office. Extend south wall in front office at height of 36 inch to front of building and install a plate glass window in new wall section to the ceiling.

         11. Install a 48 inch by 48 inch plate glass window in north wall of front office at location indicated by Tenant.

         12. Install a 6 foot high fence from north-east corner of building to U.S. 1 boundary line, with a 40 foot sliding gate. Install a 6 foot high fence along U.S. 1 boundary line. Install an 8 foot high fence along north boundary line to Circle Avenue, continuing along Circle Avenue to south boundary line of property, continuing along south line of property to a point due south of southwest corner of building, and continuing to south--west corner of building. Landlord shall

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



provide a sliding gate at existing driveway entrance at rear of property from Circle Avenue and in the fence on the south side of the building providing access from the front to the rear of the property.

         13. Install and erect a roofed canopy of approximately 30 foot by 40 foot, with an interior height as specified by Tenant, to be located on the existing concrete slab at location "D" on plot plan. At the selection of Tenant, and subject to cost differentials with the Landlord reserving the right to decide, said roofed canopy will be either metal or canvas. If the roof is canvas, the Tenant shall have the right to select the color of the fabric.

         14. Deliver, install and grade to a common elevation, sufficient white washed gravel, or river gravel, to cover the entire unpaved exterior areas at a


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



depth of at least six (6) inch thickness. This is a one-time requirement on Landlord, and should settlement or erosion of the installed gravel occur, or should Tenant desire additional gravel, all such additional or replacement gravel shall be at the cost of Tenant.


         15. Close doorway in existing wall in upstairs apartment between two apartments.

         16. Install heating and air conditioning in upstairs apartment and render electrical system fully operational. Other than as set forth in 15 and 16, the upstairs shall be leased and taken "as is".

         17. In the event that Landlord leases portions of the rear ground~area to a tenant or tenants other than Intercostal Marina, Landlord shall install an 8' high fence extending from the north-west corner of the building westerly to the south-west corner of the service canopy structure with an installed sl+/-ding gate, continuing around the westerly perimeter of the leased property extending to the north boundary line of the property.

         18. Chip, cut or remove the existing curb between the rear driveway area into the leased property area.

         19. Remove the existing concrete slab at location "E" on the plot plan.

         20. Landlord shall provide a common and joint access from Circle Avenue to the rear of the building for all tenants at 340 North, and shall implement rules common to all tenants requiring that the gate be kept closed and locked at all times other than while in use.

         21. In the event that the Tenant should exercise the option provided in
Article 1.3 above, to vacate Space "B", Landlord agrees, at its cost, to install and complete the interior improvements originally agreed to include:

                  a.       A demising wall between Space "A" and Space "B";

                  b. Such doors or doors and one-way locks to be controlled by Boat Tree to provide bathroom access to the "joint bathroom" for the future tenants of Space "B";

                  c. Install a 3'0" door in existing wall between the "service area" an the hallway at location "B".

                  d. Install a 3'0" door in existing wall between the 'service area~~ and the middle office at location "C".

                  e. Install drop ceiling in hallway area and in service area".

                  f.       Enclosed hot water heater located in "service area


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                                       31

                  g. Install exterior plate glass window in rear wall of "service area"

         ADDITIONAL SPECIAL PROVISIONS OF LEASE:

         1. Landlord hereby grants permission to the Tenant to install, at the sole cost and expense of Tenant, and at Tenant's initiative, including obtaining all required permits and governmental authorizations, a lighted canvas awning along the east face of the building. Said awning shall be at the design of the Tenant. Once installed, Tenant shall be solely responsible to at all times maintain said awning and any interior lighting, in good working order. At the termination of the lease, the awning shall remain and become property of the Landlord. Prior to the installation of said awning, Tenant shall submit final plans to the Landlord showing the proposed awning. Tenant shall be liable to Landlord for any damages caused to the building by the said awning.

         2.1 Notwithstanding any provision contained in the lease to the contrary, specifically Article 4.2 above, Tenant's obligation for rent shall not commence to and until January 1, 1997, even in the event Tenant commences actual occupancy prior to said date.

         2.2      Deleted and omitted per agreement.

         3. Landlord grants permission to Tenant to make improvements to the upstairs apartment, including moving interior walls and interior doors, installing cabinets, installing plumbing and additional electrical fixtures and outlets, installing carpet, and similar interior improvements as selected by Tenant. Landlord retains the right to deny Tenant permission to construct such imposements as proposed if such proposed imposements compromise the structure or functionality of the building. Landlord shall pay the first ONE-THOUSAND and no/100 ($1,000.00) Dollars of said improvements, and Tenant shall pay any balance over the said $1,000.00. All such improvements shall attach to the property and become the property of the Landlord.

         4. At the request of the Tenant, and at the sole discretion of' the Landlord, the Landlord may grant the Tenant permission to install for advertising and promotional purposes a boat hull on the roof of the building. Provided however, such approval and consent by Landlord is contingent upon the Tenant obtaining such engineering or architectural studies,' reports and opinions that demonstrate such display would not compromise the building. And provided further, that Tenant, at its sole cost, shall pay for all costs and expenses associated with installing and maintaining such display in a safe manner at all times, the Tenant obtaining and maintaining such special endorsements to the policy of public liability, the Tenant paying for any additional premiums to the building insurance caused by or attributable to such display, the Tenant being responsible to remove such boat display at the termination of the lease, the Tenant being responsible to repair any roof leaks or damage caused by such boat display, the Tenant to provide such additional security deposit as may be required by Landlord, all in such form, manner and content as is satisfactory to the Landlord. Tenant shall be liable to Landlord for any damage caused by such display. All costs for such display shall be paid by Tenant.

    5. From time to time and at the request of Tenant, and so long as Tenant is not in

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                                       32
default of this Lease, the Landlord shall execute such lien waivers or subordination agreements, estoppel letters, or similar documents as may be required by Tenant's inventory, floor plan, or equipment lenders and financial institutions.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals to this Lease the day and year first above written.


WITNESSES:                                       LANDLORD:
                                                 340 NORTH, INC.

                                                  BY:
Printed Name                                         John W. Walden, President


Printed Name:                                     TENANT:
                                                  BOAT TREE, INC.


                                                  BY:


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                                       33